UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

DRAGONEER GROWTH OPPORTUNITIES CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39709	98-1560055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
One Letterman Drive Building D, Suite M500 San Francisco, CA		94129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 539-3099

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value	DGNS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On November 19, 2020, Dragoneer Growth Opportunities Corp. II (the “Company”) consummated its initial public offering (the “IPO”) of 27,600,000 Class A ordinary shares, $0.0001 par value (the “Shares”), which included Shares issued pursuant to the full exercise of the Underwriters’ option to purchase additional Shares to cover overallotments, at an offering price of $10.00 per Share, and a private placement with Dragoneer Growth Opportunities Holdings II (the “Sponsor”) of 752,000 private placement shares at a price of $1.00 per share (the “Private Placement”).

The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $276,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the holders of the Company’s public shareholders and the underwriters with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund franchise and income taxes payable, or upon the redemption by public stockholders of Class A ordinary shares in connection with certain amendments to the Company’s amended and restated memorandum and articles of association, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Class A ordinary shares issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 24 months (or 27 months, as applicable) from the closing of the IPO.

An audited balance sheet as of November 19, 2020 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet as of November 19, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2020	DRAGONEER GROWTH OPPORTUNITIES CORP. II

	By:	/s/ Pat Robertson
	Name:	Pat Robertson
	Title:	President and Chief Operating Officer